NEWMONT LOAN	12 Months Ended
Dec. 31, 2020
NEWMONT LOAN
NEWMONT LOAN

12.NEWMONT LOAN

As part of the Company’s acquisition of the Camino Rojo project from Newmont, Newmont agreed to provide interest-free loans to the Company for all the annual landholding costs on the Camino Rojo project from November 7, 2017 until December 31, 2019.  The loans are to be repaid upon declaration of commencement of commercial production of a heap leach operation at the Camino Rojo Project.  To the date of these financial statements, 219,446,000 pesos had been advanced by Newmont under this agreement.  No further advances in respect of this loan are expected.

The original agreement provided that the Company may, at its option, repay any amounts owing to Newmont, prior to maturity, in the form of (a) a lump sum cash payment, (b) the issuance of additional common shares of the Company, or (c) a combination of cash and shares (subject to certain maximum ownership limits).  During the reporting period, the Company agreed with Newmont that the repayment would be made in cash.

Because the loan is non-interest bearing, for accounting purposes at the date of each advance, we discount the expected payments using a risk-adjusted discount rate and an estimated repayment date.  A rate of 14.6% was used for the advance received during 2019 (2018 – 15.4%).  Amounts received in excess of fair value on the date of the advances were credited to exploration expense.

	Mexican pesos	Mexican pesos	US dollars
	(thousands)	(thousands)	(thousands)
	Undiscounted	Discounted
At January 1, 2019	121,865	87,917	$4,475
Advances received	97,601	72,897	3,787
Accretion during the year	—	21,886	1,110
Foreign exchange	—	—	275
At December 31, 2019	219,466	182,700	$9,647
Accretion during the year	—	27,713	1,295
Modification gains arising from changes in estimates	—	(22,093)	(1,032)
Foreign exchange	—	—	(470)
At December 31, 2020	219,466	188,320	$9,440